UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of Harman International Industries, Incorporated (the “Company”) pursuant to the terms of the Agreement and Plan of Merger, dated as of November 14, 2016, by and among the Company, Samsung Electronics Co., Ltd. (“Samsung”), Samsung Electronics America, Inc. and Silk Delaware, Inc.:

1.	Presentation for the Samsung Press Conference, We are Harman: Company Overview

HARMAN International. Confidential. Copyright 2016. 1 DINESH PALIWAL CHAIRMAN & CEO NOVEMBER 21, 2016 WE ARE HARMAN COMPANY OVERVIEW

HARMAN International. Confidential. Copyright 2016. 2 ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS Additional Information and Where to Find It In connection with the proposed transaction, HARMAN will file with the Securities and Exchange Commission (the “SEC”) and mai l or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, HARMAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. HARMAN investors and security holders may obtain a free copy of the proxy statement and other documents that HARMAN files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com. In addition, the proxy statement and other documents filed by HARMAN with the SEC (when available) may be obtained from HARMAN free of charge by writing to HARMAN International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500. Participants in the Solicitation HARMAN and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from HARMAN’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.HARMAN.com. Forward-Looking Statements Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. HARMAN may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the requisite approval of HARMAN’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from HARMAN’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of HARMAN to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

HARMAN International. Confidential. Copyright 2016. 3 ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent HARMAN’s and Samsung’s views as of the date on which such statements were made. HARMAN and Samsung anticipate that subsequent events and developments may cause their respective views to change. However, although Harman and Samsung may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of HARMAN or Samsung as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of HARMAN are described in the risk factors included in HARMAN filings with the SEC, including HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference. This communication also makes reference to HARMAN’s awarded business or “backlog”, which represents the estimated future lifetime net sales for all of HARMAN’s automotive customers. HARMAN’s awarded business does not represent firm customer orders. HARMAN reports its awarded business primarily based on written award letters. To validate these awards, HARMAN uses various assumptions including global vehicle production forecasts, customer take rates for HARMAN’s products, revisions to product life cycle estimates and the impact of annual price reductions and exchange rates, among other factors. The term “take rate” represents the number of units sold by HARMAN divided by an estimate of the total number of vehicles of a specific vehicle line produced during the same timeframe. The assumptions HARMAN uses to validate these awards are updated and reported externally on an annual basis.

HARMAN International. Confidential. Copyright 2016. 4 • $7.0 Billion revenues* • EBITDA $866 Million * • $24.1 Billion automotive order backlog ** • 30,000 Professionals worldwide * • 15,000 Engineers ~80% Software • 25+ Countries: Americas, Europe and Asia • 16+ Legendary brands • 6,300 Patents and patents pending * • 56 Design awards in 2015 • 3 GRAMMY® Awards- AKG, JBL, LEXICON • 2 Academy Awards INNOVATION LEADER GLOBALLY DIVERSE MARKET LEADER Innovation breeds quantifiable success BUILD IT GLOBAL GROWTH CONTINUES * LTM as of September 30, 2016 ** As of June 30, 2016

HARMAN International. Confidential. Copyright 2016. 5 $3.4B $6.9B STRONG PERFORMANCE CULTURE REVENUE GROWTH EBITDA EPS FY10 FY16 $0.85 $6.24 TSR FIVE-YEAR 68% AS OF JUNE 30, 2016 FY10 FY16 FY10 FY16 $241M $836M BUILD IT CAGR +13% CAGR +23% CAGR +39%

HARMAN International. Confidential. Copyright 2016. 6 10.8 13.0 16.2 17.5 2.8 3.1 4.3 6.6 CAR AUDIO CONNECTED CAR ($ IN BILLIONS) CAGR +10% 20.5 24.1 16.1 13.6 INDUSTRY-LEADING BACKLOG BUILD IT FY10 FY12 FY14 FY16

OWN IT
TECHNOLOGIES FOR A CONNECTED LIFE

HARMAN

CONNECTED CAR



Navigation, Multimedia, Connectivity, Telematics, Safety & Security Solutions

LTM Revenue $3,143M

LTM EBITDA 14.5%

LIFESTYLE AUDIO



Premium Branded Audio Products and Sound Management Software for Car, Home and on the Go

LTM Revenue $2,292M

LTM EBITDA 15.7%

PROFESSIONAL SOLUTIONS



Audio, Lighting, Video Switching and Automation for Enterprise and Entertainment

LTM Revenue $1,008M

LTM EBITDA 11.3%

CONNECTED SERVICES



Cloud, Mobility and Analytics Solutions with OTA Updates for Car, Mobile and Enterprises

LTM Revenue $639M

LTM EBITDA 13.3%

LTM Revenue: $7.0B LTM EBITDA: 12.3% ~30,000 FTEs

EBITDA is a non-GAAP measure and excludes acquisition-related items, restructuring and non-recurring charges. LTM = Last 12 Months Ended September 30, 2016. Divisional revenue includes intercompany revenues.

HARMAN International. Confidential. Copyright 2016.

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HARMAN International. Confidential. Copyright 2016. 8 CAPITALIZE ON ICONIC BRANDS HARMAN’S COMPETITIVE ADVANTAGE SOURCE: HARMAN BRAND TRACKER – 2013 vs. 2016, SYSOMOS – FY16 VS FY15, : GOOGLE TRENDS – June, 2012 vs. June, 2016 CONNECTED CAR LIFESTYLE AUDIO PROFESSIONAL SOLUTIONS CONNECTED SERVICES

OVERVIEW OF OUR BUSINESSES

CONNECTED CAR

OVERVIEW



- Connected car systems designed and manufactured for vehicle applications
- Provides intelligent high-performance navigation with embedded solutions for multimedia, premium entertainment tuners, and on-board and off-board connectivity
- Offers integrated suite of technologies including telematics, connected safety and over-the-air update capabilities

SUMMARY FINANCIALS ($mm)


REVENUE: +7%
EBITDA: +9%
$3,102
14.3%
FY16
$3,320
~14.5%
FY17E

SELECTED CUSTOMERS

BMW, GM, HYUNDAI, VW, TATA, DAIMLER, Ford, TOYOTA, SUBARU, FCA

MARKET SHARE


Others
24%
HARMAN

Note: FY 2017 assumes 1.10 EUR/USD

HARMAN International. Confidential. Copyright 2016.

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HARMAN International. Confidential. Copyright 2016. 10 CONNECTED CAR 36+ GLOBAL AUTO BRANDS AND GROWING LONG-TERM CUSTOMERS BRIC CUSTOMERS NEW CUSTOMERS

OVERVIEW OF OUR BUSINESSES

HARMAN

LIFESTYLE AUDIO

OVERVIEW

- Car audio systems for vehicle applications
- Also offers a wide range of consumer audio products including mid-to high-end loudspeakers & electronics, headphones and embedded audio products
- Key brands include AKG, Harman/Kardon, Infinity, JBL, JBL Professional, Lexicon, Mark Levinson, JBL Synthesis, Revel, Bowers & Wilkins, Bang & Olufsen and Canton




JBL

SUMMARY FINANCIALS ($mm)


REVENUE: +10%
EBITDA: +11%
$2,200
$2,410
14.9%
~15.1%
FY16
FY17E

SELECTED CUSTOMERS

BMW, GM, HYUNDAI, VW, Ford, DAIMLER, TOYOTA, LEXUS, McLaren, FCA

MARKET SHARE

Branded Car Audio


Others
40%
HARMAN

Consumer Audio[1]


Others
10%
10%
10%
60%
6%
4%
HARMAN

Note: FY 2017 assumes 1.10 EUR/USD
[1] Retail value share according to Futuresource

HARMAN International. Confidential. Copyright 2016.

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OVERVIEW OF OUR BUSINESSES

HARMAN

PROFESSIONAL SOLUTIONS

OVERVIEW

- Extensive range of audio, lighting, control and automation solutions for entertainment and enterprise applications



- Customers include live concerts & festivals, stadiums, airports, hotels & resorts, conference centers, educational institutions, command centers and houses of worship

SUMMARY FINANCIALS ($mm)


REVENUE: +3%
EBITDA: +14%
$1,014
$1,045
12.1%
~13.4%
FY16
FY17E

SELECTED EVENTS

The GRAMMYs
THE OSCARS
ACADEMY of COUNTRY MUSIC AWARDS
SUPER BOWL LI
VIDEO MUSIC AWARDS

POWER BRANDS

AKG by HARMAN
dbx PROFESSIONAL PRODUCTS
lexicon
AMX
JBL
STUDER by HARMAN
Martin
Soundcraft
crown

Note: FY 2017 assumes 1.10 EUR/USD

HARMAN International. Confidential. Copyright 2016.

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HARMAN International. Confidential. Copyright 2016. 13 AUDIO LIGHTING CONTROL OUR AUDIO BRANDS GIVE US STAR POWER COMPLETE SYSTEMS PROVIDER UNMATCHED PORTFOLIO • 3 Technical Grammys for JBL, AKG, and Lexicon • Beatles Sgt Pepper was recorded on Studer tape machines • Lexicon reverb used on 80% of all recordings • Only Harman offers customers the entire audio signal chain • Martin entertains concert goers with Light & Smoke shows • AMX specializes in controls to simplify the user experience globally 2012 2013 2014 PROFESSIONAL SOLUTIONS

HARMAN International. Confidential. Copyright 2016. 14 AUDIO, LIGHTING & CONTROL NIGHTCLUB HOTEL CONFERENCE ROOFTOP ROOM SPORTS RESTAURANT ARENA AIRPORT & TRAIN STATION OFFICE HOUSE OF WORSHIP CONCERT IN THE PARK Chances are you’ve seen or heard HARMAN PRO today 11 WORLD CLASS BRANDS CINEMA SHOPPING MALL

HARMAN International. Confidential. Copyright 2016. 15 Yankee Stadium Rock in Rio Beijing National Stadium Grand Mosque at Mecca Kennedy Center Super Bowl 50 IN THE MOST RESPECTED VENUES PROFESSIONAL SOLUTIONS From entertainment and sports complexes to government, education and religious venues

OVERVIEW OF OUR BUSINESSES

HARMAN

CONNECTED SERVICES

OVERVIEW

- Creates innovative software solutions that integrate design, mobility, cloud and analytics to help customers understand & visualize their data
- Key end markets served include automotive, retail, mobile, healthcare, media and consumer electronics
- Includes the operating results of Symphony Teleca, Red Bend and automotive services





SUMMARY FINANCIALS ($mm)



REVENUE: +8%
EBITDA: +16%
$632
13.7%
FY16
$680
~14.7%
FY17E

SELECTED CUSTOMERS

BMW, Microsoft, Google, VW, DAIMLER, BT, LAND-ROVER, JAGUAR

ADDRESSABLE MARKET GROWTH FORECAST[1]



CAGR: 19%
$28bn
2015
$48bn
2018

Note: FY 2017 assumes 1.10 EUR/USD
[1] Ernst & Young & Harman Research

HARMAN International. Confidential. Copyright 2016.

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HARMAN International. Confidential. Copyright 2016. 17 Thank You

Appendix Samsung Harman SAMSUNG TO ACQUIRE HARMAN Accelerating Growth in Automotive Technologies

Additional Information and Forward-Looking Statements

Best-in-Class Complementary Capabilities 1

Samsung and Harman Growth Opportunities 2

Compelling Strategic Transaction